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                                                                (II) WORLDS INC.
                                                                    EXHIBIT 23.6

The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the Merger of Worlds Inc. with and into Unity First
Acquisition Corp.

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
                                                /s/ MICHAEL J. SCHARF
                                      ------------------------------------------
                                                  Michael J. Scharf

Dated: July 22, 1998